Exhibit 32.2

    Section 906 Certification by Chief Financial Officer of Quarterly Report

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zarlink Semiconductor Inc. (the "Company") on Form 10-Q for the period ending September 24, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott Milligan, Senior Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                        Date: October 28, 2004

                                      /s/ SCOTT MILLIGAN
                                      ------------------------------------------
                                      Scott Milligan
                                      Senior Vice President of Finance and Chief
                                      Financial Officer